UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 17, 2013

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DIXIE FOODS INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

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Florida	000-24575	80-0608195
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

115 N.E. 6TH BLVD WILLISTON, FL	32696
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (800) 366-5174

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

On September 17, 2013 the Registrant appointed Sadler, Gibb & Associates, LLC as our new independent registered public accounting firm. This appointment was approved by Registrant’s Board of Directors. During the two most recent fiscal years and through the date of such appointment, Registrant did not consult with Sadler, Gibb & Associates, LLC on either the application of accounting principles or type of opinion Sadler, Gibb & Associates, LLC might issue on the Registrant’s financial statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIXIE FOODS INTERNATIONAL , INC.

Date: September 17, 2013	By:	/s/ Robert E. Jordan
Robert E. Jordan
President and Chief Executive Officer